UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 24, 2007
(Date of earliest event reported)

                   Wells Fargo Alternative Loan 2007-PA2 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

        New York                       333-133209-02            Applied For
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(State or other jurisdiction        (Commission File No.     (IRS Employer
      of incorporation               of issuing entity)       Identification No.
     of issuing entity)                                       of issuing entity)

      7430 New Technology Way, Frederick, Maryland                 21703
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Address of principal executive offices                           (Zip Code)

Depositor's telephone number, including area code   (301) 846-8881
                                                 -------------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated May 24, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Alternative Loan 2007-PA2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA2 (the "Certificates"), issued on May 24, 2007, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-IO, Class II-A-1, Class II-A-2, Class II-A-IO, Class II-A-R, Class III-A-1, Class III-A-2, Class III-A-IO, Class IV-A-1, Class IV-A-IO, Class V-A-1, Class V-A-IO, Class A-PO, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $1,016,299,859.00, and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $10,784,711.00.

            The Public Certificates were sold to Citigroup Global Markets Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated April 12, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to Citigroup Global Markets Inc. on May 24, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated May 24, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of May 24, 2007 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated April 12, 2007, among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc.

      (4.1) Pooling and Servicing Agreement, dated as of May 24, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of May 24, 2007, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of May 24, 2007, between the Company and Wells Fargo Bank, N.A.

      (10.3) Yield Maintenance Agreement, dated May 24, 2007, between Barclays Bank PLC, as counterparty, and Wells Fargo Bank, N.A., as master servicer.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                          CORPORATION

May 24, 2007

                                          /s/ Bradley A. Davis
                                          --------------------------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------

    (1.1)     Underwriting Agreement, dated February 15, 2006 and
              terms agreement, dated April 12, 2007, among the     E
              Company, Wells Fargo Bank, N.A. and Citigroup
              Global Markets Inc.

    (4.1)     Pooling and Servicing Agreement, dated as of May
              24, 2007, among Wells Fargo Asset Securities         E
              Corporation, Wells Fargo Bank, N.A. and HSBC Bank
              USA, National Association, as trustee.

    (10.1)    Servicing Agreement, dated as of May 24, 2007,
              between Wells Fargo Bank, N.A., as servicer and      E
              Wells Fargo Bank, N.A., as master servicer.

    (10.2)    Mortgage Loan Purchase Agreement, dated as of May
              24, 2007, between the Company and Wells Fargo Bank,  E
              N.A.

    (10.3)    Yield Maintenance Agreement, dated May 24, 2007,
              between Barclays Bank PLC, as counterparty, and      E
              Wells Fargo Bank, N.A., as master servicer.